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                                                                    Exhibit 10.2
                                                                    ------------
                                                                    Warrant

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.
                             STOCK PURCHASE WARRANT

         THIS STOCK PURCHASE WARRANT CERTIFIES THAT, for the agreed upon value of $10.00 and for other good and valuable consideration, INSIGHT INTERACTIVE, LLC or its registered successors and assigns (collectively, the "Holder"), is entitled to purchase fully paid and nonassessable shares of the $.001 par value per share common stock (the "Common Stock") of SOURCE MEDIA, INC., a Delaware corporation (the "Company") at $20.00 per share (the "Exercise Price") all as set forth herein and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant allows the Holder to purchase 4,596,786 shares of Common Stock, subject to adjustment as provided herein, and the shares so subject to purchase hereunder shall be referred to herein as the "Warrant Shares". This Warrant is issued pursuant to the terms of the Common Stock and Warrants Purchase Agreement, dated as of July 29, 1999 (the "Purchase Agreement") between the Company and the Holder, as well as pursuant to the terms of the Contribution Agreement dated as of July 29, 1999 ("Contribution Agreement") among the Holder, the Company and SourceSuite LLC ("SourceSuite") and the Limited Liability Company Agreement of SourceSuite LLC ("Operating Agreement") which will be executed and delivered at the Closing of the Contribution Agreement and which was made and entered into by and between the Company and the Holder, pursuant to which the Company and the Holder have agreed to form, capitalize and thereafter manage SourceSuite to conduct certain specified businesses previously conducted separately. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. The amount and kind of securities receivable pursuant to the rights granted hereunder are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

                                    ARTICLE 1
                                    EXERCISE

         1.1 Method of Exercise. The Holder may exercise this Warrant in whole or in part at any time and from time to time after the date of issuance up to and including the fifth anniversary of the date of issuance (the "Expiration Date"); provided, however, that until (a) April 1, 2004, the Holder may exercise only such portion of this Warrant that would entitle the Holder to own up to forty-five percent (45%) of the Common Stock of the Company, on a Fully Diluted basis


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and (b) June 24, 2000 the Holder may  exercise  only such  portion of this
Warrant that would entitle the Holder to own up to 24.99% of the outstanding Common Stock of the Company. Deferral of the exercise of a portion of this Warrant shall not affect or limit in any manner the anti-dilution provisions of
Article 2, which shall apply as if this Warrant were exercisable at any time. Between April 1, 2004 and the Expiration Date, the Holder may exercise this
Warrant in whole or in part without restriction. The Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1, to the principal office of the Company. The Holder shall also deliver to the Company a check for the aggregate Exercise Price for the Warrant Shares being purchased.

         1.2      [Intentionally Omitted]

         1.3 Share Coverage. The number of Warrant Shares for which this Warrant may be exercised shall be 4,596,786 shares of Common Stock, subject to adjustment as provided herein.

         1.4 Fair Market Value. The fair market value of the Warrant Shares for purposes of Section 2.1.1(a) below shall be the higher of (i) the average closing price of the Warrant Shares reported for the five (5) Trading Days immediately before the Holder delivers its Notice of Exercise to the Company, or the date of the issuance of additional shares under Section 2.1.1(a) below, as applicable; or (ii) the average closing price of the Warrant Shares reported for the thirty (30) Trading Days immediately before the Holder delivers its Notice of Exercise, or the date of the issuance of additional shares under Section 2.1.1(a) below, as applicable. The reported closing price for each day shall be the reported closing price (and if no sales take place on any day, such day shall not be a Trading Day), as reported in the principal consolidated or composite transaction reporting system on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq. As used herein, the term "Trading Day" means a day on which the New York Stock Exchange, each national securities exchange on which the Warrant Shares is listed and the Nasdaq National Market are open for business. If the Warrant Shares are not then traded in a public market, the Board of Directors of the Company shall propose the fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if the Holder advises the Board of Directors in writing that the Holder disagrees with such proposed fair market value, then each of the Company and the Holder shall select a reputable investment banking firm, and the two firms so selected shall promptly agree upon a third reputable investment banking firm, and the three firms shall undertake such valuation. If the valuation of such investment banking firms is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firms shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by the Holder.

         1.5 Delivery of Certificate and New Warrant. In the event of any exercise of this Warrant, in whole or in part, certificates for the Warrant Shares so purchased representing the aggregate number of shares specified in the Notice of Exercise, shall be delivered to the Holder within a reasonable time, not exceeding seven business days, after this Warrant shall have been so exercised. If this Warrant shall have been exercised only in part, then, unless this Warrant has


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expired,  the Company  shall,  at its expense,  at the time of delivery of said certificates representing the Warrant Shares, deliver to the Holder a new Warrant representing the Warrant Shares not so exercised. The Company will
pay  all  taxes  and  other  expenses  in  connection   with  the preparation,
execution and delivery of the certificates except that, in the case such certificates are to be registered in a name or names other than the Holder, the Holder will pay any and all stock transfer taxes associated with such transfer.

         1.6  Replacement  of  Warrants.   On  receipt  of  evidence  reasonably
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver in lieu of this Warrant, a new warrant of like tenor.

                                    ARTICLE 2
                        ADJUSTMENT TO THE WARRANT SHARES

         2.1 Antidilution Provisions. The intent of this Article 2 is to insure appropriate adjustment to the Exercise Price and/or number of Warrant Shares to be acquired in the event of the exercise of this Warrant, in the event of future issuances of capital stock or securities into which this Warrant may ultimately be convertible in the instances described below, to the end that the provisions set forth herein (including adjustments to the Exercise Price) shall be made to provide the Holder the right to receive essentially the same proportion of shares of capital stock (in relation to all shares of capital stock outstanding) on the date of conversion, redemption or other exchange as the Holder would have been entitled to had it initially been issued shares of Common Stock on the date hereof. Simultaneously with each adjustment to the Exercise Price set forth in this Article 2, an appropriate adjustment in the number of Warrant Shares obtainable upon the exercise of this Warrant shall be made so that the holder of this Warrant shall receive the same number and kind of securities and other property such holder would have been entitled to receive had this Warrant been exercised and converted into Warrant Shares immediately prior to the event or occurrence giving rise to the adjustment to the Exercise Price.

                  2.1.1    Adjustments for Diluting Issuances.

                  (a) In the event the Company shall issue additional shares of capital stock without consideration or for a consideration per share which is less than both the Exercise Price for the Warrant Shares and the fair market value for the Warrant Shares as determined pursuant to
         Section 1.4 above, then and in each such event, the Exercise Price shall be reduced, concurrently with such issue of shares, to an amount equal to the quotient of: (a) the sum of (i) the number of shares of Common Stock outstanding (on a Fully Diluted basis) immediately prior to such issuance multiplied by the Exercise Price plus (ii) the aggregate consideration received by the Company upon such issuance, divided by (b) the number of shares of Common Stock outstanding (on a Fully Diluted basis) immediately after such issuance. For purposes of this Section 2.1, the consideration received by the Company for the issue of any additional shares of capital stock shall be computed as follows: (i) insofar as such consideration consists of cash,

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         such consideration shall consist of the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends, and without deduction of any expenses incurred or underwriting commissions or concessions paid or allowed by the Company;(ii) insofar as such consideration consists of property other than cash,such consideration shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the fair market value thereof (determined as provided in Section 1.4 hereof) as of the date of receipt, but in each such case without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In computing the market price of a note or other obligation that is not listed or admitted to trading on any securities exchange or quoted in the Nasdaq Stock Market or reported by the National Quotation Bureau, Inc., or a similar reporting organization, the total consideration to be received by the Company thereunder (including interest) shall be discounted to present value at the prime rate announced or published in The Wall Street Journal under the caption "Money Rate" in effect at the time the note or obligation is deemed to have been issued; and (iii) in the event additional Shares of capital stock are issued together with other securities or other assets of the Company for consideration which covers both, such consideration shall be the proportion of such consideration so received, computed as determined in good faith by the Board of Directors of the Company.

                  (b)      Treatment of Options and Convertible Securities.

                           (i) In the event the Company should ever grant rights
                  to subscribe for or purchase, or any options for the purchase of any shares of its capital stock or securities convertible into or exchangeable for capital stock (such rights and options herein referred to as "Options", and such convertible or exchangeable securities herein referred to as "Convertible Securities"), whether or not such Options or rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which capital stock is issuable upon the exercise of such Option or upon the conversion or exchange of such Convertible Securities shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of capital stock issuable upon the exercise of such Options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold for such price per share and the Exercise Price shall be reduced to the extent required by
                  Section 2.1.1(a). For purposes of this Section 2.1.1(b)(i), the price per share for which such capital stock is issuable shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Options, plus, in the case of any such Options which relate to

                  Convertible Securities, the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable to the Company upon the conversion or exchange of such Convertible Securities, by (y) the total maximum number of shares of capital stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustments of the Exercise Price shall be made upon the actual issue of such capital stock or of such Convertible Securities upon the exercise of such Options or upon the actual issue of such capital stock upon the conversion or exchange of such Convertible Securities.

                           (ii) If at any time the  Company  shall issue or sell
                  Convertible Securities, whether or not the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share for which capital stock is issuable upon the conversion or exchange of such Convertible Securities shall be less than the Exercise Price in effect immediately prior to the time of the issue or sale of such Convertible Securities, then the total maximum number of shares of capital stock issuable upon the conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold for such price per share and the Exercise Price shall be reduced to the extent required by Section 2.1.1(a), provided that (a) except as provided in Section 2.1.1(b)(vi) hereof, no further adjustments of the Exercise Price shall be made upon the actual issue of such capital stock upon the conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 2.1.1, no further adjustment of the Exercise Price shall be made by reason of such issue or sale. For purposes of this Section 2.1.1(b)(ii), the price per share for which capital stock is issuable shall be determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of capital stock issuable upon the conversion or exchange of all such Convertible Securities.

                           (iii) If at any time the Company shall pay a dividend
                  or make any other distribution upon the capital stock payable in capital stock or Convertible Securities, any capital stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued without consideration, and the Exercise Price shall be reduced as if the Company had subdivided the outstanding shares of capital stock into a greater number of shares as provided in Section 2.2 hereof.

                           (iv) In case at any time  the  Company  shall  take a
                  record of the holders of capital stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in capital stock or Convertible Securities, or (b) to subscribe for or purchase capital stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of such capital stock or Convertible Securities.

                           (v) If the purchase  price provided for in any Option
                  referred  to in Section  2.1.1(b)(i)  hereof,  or the price at which any Convertible Securities referred to in Sections 2.1.1(b)(i) or (iii) hereof are convertible into or exchangeable for capital stock, shall change at any time (whether by reason of provisions designed to protect against dilution or otherwise), the Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Exercise Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of capital stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the number of shares of capital stock to be issued for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

                           (vi) If any  adjustment has been made in the Exercise
                  Price because of the issuance of Options or Convertible Securities and if any of such Options or rights to convert or exchange such Convertible Securities expire or otherwise terminate, then the Exercise Price shall be readjusted to eliminate the adjustments previously made in connection with the Options or rights to convert or exchange Convertible Securities which have expired or terminated.

                           (vii) The number of shares of capital stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such treasury shares shall be considered an issue or sale of capital stock.

                           (viii)  Anything  in  Section  2.1.1  hereof  to  the
                  contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of (A) the issuance of the Warrants or any other warrant issued to the Holder, (B) the issuance of shares of Common Stock upon exercise of the Warrants or any other warrant issued to the Holder, (C) the granting of stock options by the Company or any of its subsidiaries pursuant to the option plans identified on Schedule 4.3 to the Purchase Agreement, provided that the exercise price of such stock options is at least equal to the fair market value of such shares of capital stock (as determined by the appropriate plan) on the date such stock options are granted, (D) the issuance of shares of capital stock upon the exercise of the stock options referred to in clause (C) above, and (E) the issuance of shares of capital stock upon the exercise, conversion, or exchange of the securities which are set forth on Schedule 4.3 of the Purchase Agreement, all of which were issued prior to or simultaneously with the date of the original issue of this Warrant.

         2.2. Adjustment for Subdivisions and Combinations. In the event at any time the Company shall, by subdivision, stock split, reverse stock split, dividend, combination or reclassification of any shares of its capital stock or otherwise change any of the securities then issuable upon the exercise of this Warrant into the same or a different number of securities of any class or classes, this Warrant shall thereafter be exercisable, for the same period as the remaining duration of the period during which this Warrant is exercisable, for the same number and kind of securities which the holder hereof would have received had this Warrant been exercised and converted into Warrant Shares immediately prior to such change, whether by subdivision, stock split, reverse stock split, dividend, combination or reclassification of any shares of its capital stock or otherwise. In the event at any time the Company shall, by subdivision, dividend, stock split, reclassification or otherwise, change the outstanding shares of capital stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of capital stock shall be combined into a smaller number of shares, by reverse stock split, combination, reclassification or otherwise, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. An adjustment made pursuant to this Section 2.2 shall become effective immediately after the effective date of such subdivision or combination.

         2.3. Adjustment for Dividends and Distributions. If at any time the Company shall pay a dividend or make a distribution to all holders of capital stock, as such, which dividend or distribution is payable otherwise than in cash out of earnings or earned surplus and otherwise than in capital stock, Convertible Securities, or Options, then thereafter the Holder of this Warrant, upon the exercise of this Warrant, shall be entitled to receive the number of shares of Common Stock being purchased upon such exercise and, in addition thereto and without further payment, the stock and other securities and property (including cash) which such Holder would have received by way of dividends or distributions (otherwise than in cash out of earnings or earned surplus or in capital stock, Convertible Securities, or Options) as if continuously, since the date of the original issue of this Warrant, such Holder (a) had been the record holder of the number of shares of Common Stock then being purchased, and (b) had retained all dividends and distributions in stock or other securities (other than capital stock, Convertible Securities, or Options) which would have been paid in respect of such Common Stock or in respect of any stock or other securities which would have been paid as dividends or distributions on such Common Stock.

         2.4      Repurchase on Sale, Merger, or Consolidation of the Company.

                  2.4.1 Acquisition. For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the surviving entity after the transaction.

                  2.4.2 Assumption of Warrant. If such Acquisition shall be effected in such a way that the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), then lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock (or such other securities) equal to the number of shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise of this Warrant, had such Acquisition not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof. In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of capital stock in respect of the number of shares of capital stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of capital stock.

         2.5 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received for the Warrant Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Warrant Shares to Common Stock pursuant to the terms of the Company's Certificate of Incorporation upon the closing of a new registered public offering of the Company's Common Stock. The Company or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.5 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

         2.6 Record Date Adjustments. In any case in which this Article 2 requires that a downward adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (a) issuing to the Holder of this Warrant (exercised after such record date and before the occurrence of such event) the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment and (b) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section
2.8 hereof.

         2.7 Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount less than $.05 per share in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than $.05 per share. In case at any time the Company shall issue capital stock by way of dividend on capital stock or subdivide or combine the outstanding shares of capital stock, said amount of $.05 per share (as theretofore increased or decreased, if the said amount shall have been adjusted in accordance with the provisions of this Section 2.7) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

         2.8 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the last reported sale price of the Common Stock on the trading day immediately preceding the date of exercise.

         2.9 Certificate as to Adjustments. Upon each adjustment of the Exercise Price, the Company, at its expense, shall promptly compute such adjustment, and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment, and the corresponding adjustment in the number of Warrant shares obtainable upon the exercise of this Warrant, and the facts upon which such adjustments are based. The Company shall, upon written request, furnish the Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

         2.10 Certain Events. If any event occurs of the type contemplated by the provisions of this Article 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make an appropriate adjustment in the number of Warrant Shares obtainable upon exercise of this Warrant and in the Exercise Price so as to protect the rights of the Holder of this Warrant; provided that no such adjustment shall decrease the number of Warrant Shares obtainable as otherwise determined pursuant to this Article 2.

         2.11 Purchase Rights. If at any time the Company grants, issues or sells any rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of stock (the "Purchase Rights") then the Holder of this Warrant shall be entitled to obtain, upon the same terms on which the holders of Common Stock are to receive such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                                    ARTICLE 3
                  REPRESENTATIONS AND COVENANTS OF THE COMPANY

         The Company hereby represents and warrants to the Holder as follows:

         3.1 Title to Warrant Shares. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant, and all securities, if any, issuable upon conversion of the Warrant Shares, shall, upon issuance be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances.

         3.2 Reservation of Shares. During the period which this Warrant may be exercised, the Company will at all times have authorized and reserved for issuance a sufficient number of shares of Common Stock to cover such exercise.

         3.3 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Warrant and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Warrant against impairment. If the Company takes any action affecting the Shares or its Common Stock other than as provided for above that adversely affects the Holder's rights under this Warrant, then the Company shall make appropriate adjustment to the Exercise Price and/or the number of Warrant Shares to carry out the intent of Article 2 as set forth in Section 2.1.

         3.4 Notice of Certain  Events.  If the Company  proposes at any time to
(a) declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities and whether or not a regular cash dividend;
(b) offer for subscription pro rata to the holders of any class or series of stock any additional shares of stock of any class or series or other rights; (c) effect any reclassification or recapitalization of Common Stock; or (d) merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give the Holder:
(1) at least twenty (20) days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least twenty (20) days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

         3.5      Registration under the Securities Act of 1933.

                  3.5.1 Piggyback Rights. In the event that the Company files a registration statement under the Securities Act of 1933, as amended (the "Act") which relates to an offering of securities of the Company by the Company or any holder of securities (except in connection with an offering to or by employees), such registration statement and the prospectus included therein shall also, at the written request to the Company by the Holder, include and relate to, and meet the requirements of the Act with respect to, the public offering of such Warrant Shares as the Holder indicates it intends to exercise and offer under the registration statement for sale and sell, so as to permit the public sale thereof in compliance with the Act, and any related qualifications under blue sky laws or other compliance or any underwriting involved therein shall also relate thereto. The Company shall use its best efforts to effect such registration, any such qualification, any such compliance and any such underwriting as soon as practicable. The Company shall give prompt written notice to the Holder of its intention to file a registration statement under the Act relating to an offering of the aforesaid securities of the Company, but in no event less than twenty-five (25) days prior to the filing of such registration statement, and the written request provided for in the first sentence of this Section shall be made by the Holder ten (10) or more days prior to the date specified in the notice as the date on which it is intended to file such registration statement. Neither the delivery of such notice by the Company nor of such request pursuant to this Section
         3.5.1 by the Holder shall in any way obligate the Company to file any such registration statement and, notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to the Holder, except that the Company shall pay such expenses as are contemplated to be paid by it under Section 3.5.3 and by the Holder pursuant to Section 3.5.3(d). Provided, that, anything above in this Section 3.5.1 to the contrary notwithstanding, the inclusion of Warrant Shares in any such registration will require the approval of the underwriters, if any, but which approval shall not be unreasonably withheld, and such inclusion shall be conditioned upon the provision by the Holder to the Company of all information regarding the Holder reasonably required to be included in the registration statement under applicable law and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Act. The "piggy-back" registration rights granted hereunder shall terminate five (5) years from the date hereof.

                  3.5.2    Demand Registration Rights.

                           (a) In  addition,  upon  written  notice  at any time
                  after the second anniversary of the date of this Warrant, and on or before the Expiration Date, upon written request from a holder or holders of fifty percent (50%) or more of the securities issued or issuable upon exercise of this Warrant, the Company, as promptly as possible after the receipt of such notice, shall file a new registration statement under the Act with respect to the Warrant Shares covered by such notice and use its best efforts to effect such registration, all qualifications under blue sky laws and all other compliance as soon as practicable. Within ten (10) days after receiving any such notice, the Company shall give notice to any other Holders of the Warrant Shares issued or issuable pursuant to this Warrant, advising that the Company is proceeding with such registration statement to include therein Warrant Shares of such Holders. The Company shall not be obligated to any such other Holder unless such other Holder shall accept such offer by notice in writing to the Company within ten (10) days thereafter. The Company shall be required to effect two (2) registrations of Warrant Shares pursuant to this Section
                  3.5.2. The Holder agrees to become subject to a customary lock-up agreement, for a reasonable period of time, if required by the underwriter of a public offering by the Company during the period in which the Holder is entitled to registration of the Warrant Shares under this Section 3.5.2; provided, however, that the Expiration Date shall be extended by the effective period of any such lock-up agreement. The Company may postpone, one time, for up to ninety (90) days the registration of Warrant Shares pursuant to this Section 3.5.2 if its Board of Directors determines in good faith that such registration would have a material adverse effect on a significant transaction proposed by the Company; provided, however, that the Expiration Date shall be extended by the period of any such postponement. The distribution of Warrant Shares covered by the request of a Holder pursuant to this
                  Section 3.5.2 shall be effected by means of the method of distribution selected by such Holder. If such distribution is effected by means of an underwriting, the Company shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Holder and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 3.5.2, if the managing underwriter advises the Holder in writing that marketing factors require limitation of the number of shares to be underwritten, then the underwriters may exclude shares requested to be included in such registration. The number of shares to be included in the registration and underwriting shall be allocated first among the Holders who requested registration pursuant to this Section 3.5.2 and then among other Holders who have requested registration of securities in such registration and underwriting in proportion as nearly as practicable to the respective amounts of securities of the Company held by such Holders at the time of filing the registration statement. No securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holder requesting such registration pursuant to this Section 3.5.2 and the securities so withdrawn shall also be withdrawn from registration. If the distribution of the Warrant Shares is being effected by means of an underwriting and if the managing underwriter has not limited the number of securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and may include securities for the account of holders of securities other than Holders of the Warrant Shares issued or issuable upon exercise of this Warrant. The inclusion of such securities by the Company or such other holders shall be on the same terms as the registration of Warrant Shares held by the Holders requesting registration pursuant to this
                  Section 3.5.2. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Warrant Shares issued or issuable pursuant to this Warrant.

                           (b) If the Company is a  registrant  for  purposes of
                  the Act which is entitled to use Form S-3 (or any successor form to Form S-3) to register securities for any registration requested pursuant to Section 3.5.2, at the request of a holder pursuant to Section 3.5.2, the Company shall use its best efforts to cause the shares to be registered on Form S-3.

                           (c) A  holder  requesting  registration  pursuant  to
                  Section 3.5.2 shall have the right to cancel a proposed registration pursuant to Section 3.5.2 when, in its discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration. For the avoidance of doubt, such cancellation of a registration shall not be counted as one of the two (2) registrations pursuant to Section 3.5.2, subject to the condition that the canceling Holder shall promptly reimburse the Company for its expenses reasonably incurred in connection with the cancelled registration, unless such registration was cancelled after having been deferred, postponed or interrupted by the Company pursuant to Section 3.5.2, in which case, such expense reimbursement shall not be required.

                  3.5.3 Agreements Related to Registrations. In each instance in which pursuant to Sections 3.5.1 and 3.5.2 of this Section, the Company shall take any action to permit a public offering or sale or other distribution of the Warrant Shares, the Company shall:

                           (a) Supply to the Holders of Warrant Shares intending
                  to make a public distribution of their Warrant Shares a reasonable number of copies of the preliminary, final and other prospectus in conformity with requirements of the Act and the rules and regulations promulgated thereunder and such other documents as the Holders shall reasonably request.

                           (b) In regard to a  registration  under Section 3.5.2
                  only, cooperate in taking such action as may be necessary to register or qualify the Warrant Shares under such other securities acts or blue sky laws of such jurisdictions as the Holders shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holders of such Warrant Shares to consummate such proposed sale or other disposition of the Warrant Shares in any such jurisdiction.

                           (c) Keep effective all such  registrations  under the
                  Act and cooperate in taking such action as may be necessary to facilitate a public sale or other disposition of such Warrant Shares by such Holders.

                           (d)  Pay  all  expenses  of  any  registration  under
                  Section 3.5.2. Each registration under Section 3.5.1 shall be at the Company's expense, except for the direct, incremental costs attributable to the "piggy-backed" Warrant Shares, which shall be paid by the Holders thereof. The Company shall not be required to pay any underwriting discount or commission or applicable transfer taxes relating to the disposition of the Warrant Shares.

                           (e) Indemnify and hold harmless each Holder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement and any underwriter, within the meaning of the Act who may purchase from or sell for any Holder any Warrant Shares, and each of their respective officers, directors, partners and such Holder's legal counsel and independent accountants, if any, and such person controlling such persons, within the meaning of the Act, from and against any and all losses, claims, damages, expenses and liabilities (including, but not limited to, legal fees and expenses and any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim (including, but not limited to, legal fees and expenses)) arising from or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement furnished pursuant to clause (a) of this Section, or any prospectus included therein or any amendment or supplement thereto, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement (or alleged untrue statement) or omission (or alleged omission) was based upon and in conformity with information furnished in writing, or required to be furnished, to the Company by the Holder or underwriter expressly for use therein), or (iii) any violation by the Company of any rule or regulation promulgated under the Act or any state securities law applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance.
                           (f) Each Holder which has securities  included in any
                  registration pursuant to this Agreement shall indemnify and hold harmless the Company and any underwriter, within the meaning of the Act, and each of their respective officers, directors, partners, legal counsel and independent accountants, and each person controlling such persons within the meaning of the Act, from and against any and all losses, claims, damages, expenses and liabilities (including, but not limited to, legal fees and expenses and any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim (including, but not limited to, legal fees and expenses)) arising from or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement furnished pursuant to clause (a) of this Section or any prospectus included therein or any amendment or supplement thereto, or
                  (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, that the indemnity by such Holder shall be limited to liability based upon information furnished in writing, or required to be furnished, to the Company by such Holder expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account  of  any  losses,  claims,  damages,  liabilities  (or actions or proceedings in respect thereof) arising from the sale of any of such Warrant Shares by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus furnished pursuant to clause (a) of this Section, to such person with or prior to the written confirmation of the sale involved. The obligation of any Holder pursuant to this Section 3.5.3(f) shall be limited to an amount equal to the net proceeds to such Holder from
                  securities  sold  in  such   registration   pursuant  to  this
                  Agreement.

                           (g) Each party entitled to indemnification  hereunder
                  (the "Indemnifying Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as
                  provided   herein   shall  not  relieve  the Indemnifying
                  Party of its obligations under this Agreement, unless and to the extent such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                           (h) If the indemnification provided for in paragraphs
                  (e) and (f) above is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in such paragraphs in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the holders of securities registered pursuant hereto, on the other hand, in connection with the statement or omissions which resulted in such losses, claims, damages, expenses and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any such holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holder agree that it would not be just and equitable if contributions pursuant to this paragraph (h) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (i) In addition,  in connection with any registration
                  requested pursuant hereto, the Company shall:

                                    (1) prepare  and file with the SEC  pursuant
                           to the Act such amendments and supplements to such registration statement and prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for a period of 180 days or such longer period as may be required in order to complete the distribution of the securities covered thereby and furnish to the Holders of such securities copies of any such supplement or amendment prior to it being used and/or filed with the SEC and comply with the provisions of the Act with respect to the disposition of all securities to be included in such registration statement.

                                    (2) provide the Holders, any underwriters in
                           connection therewith, one counsel for such underwriters and one counsel for the Holders the opportunity to participate in the preparation of such registration statement and each amendment and supplement thereto.

                                    (3) for a  reasonable  period  prior  to the
                           filing of the registration statement and throughout the period specified in paragraph (1) above, make available for inspection by the parties specified in paragraph (2) above such financial and other information and books and records of the Company, and cause the officers, directors, employees and representatives of the Company to respond to such inquiries as shall be reasonably necessary to conduct a reasonable investigation of the Company within the meaning of the Act.

                                    (4)   promptly   notify   the   holders   of
                           securities included in such registration statement and the managing underwriter in connection therewith (and confirm such advice in writing) (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the SEC for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (E) if it shall be the case, at any time when a prospectus is required to be delivered under the Act, that such registration statement, prospectus, or any document incorporated by reference, in any of the foregoing contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, in which case such Holders of securities covered by such registration statement shall suspend sales of such securities until they have been advised by the Company that an appropriate prospectus amendment or supplement or post-effective amendment has been filed; provided, however, that in such instance the Company shall use its best efforts to promptly file such prospectus amendment or supplement or post-effective amendment and the period during which such holders shall be so required to suspend sales hereunder shall not exceed 30 days.

                                    (5) use  its  best  efforts  to  obtain  the
                           withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date.

                                    (6)  enter  into  one or  more  underwriting
                           agreements, engagement letters, agency agreements, "best efforts" underwriting agreements, lock-up agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Holders of securities registered pursuant hereto shall reasonably request in order to expedite or facilitate the disposition of such securities.

                                    (7) whether or not an  agreement of the type
                           referred to in the preceding paragraph is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering, (A) make such representations and warranties to the Holders of securities registered pursuant hereto and any underwriters thereof, in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration statement,
                           (B) obtain an opinion of counsel to the Company in customary form and covering such matters of the type customarily covered by such an opinion as the managing underwriters and Holders of securities registered pursuant hereto may reasonably request,
                           (C) obtain a "cold" comfort letter or letters from the independent certified public accountants of the Company addressed to the Holders and the underwriters, if any, dated the effective date of such registration statement , the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement and the date of any consummation of the sale of securities pursuant hereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type, (D) deliver such documents and certificates as may reasonably be requested by the holders of securities covered by such registration statement and the managing underwriter, if any, and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided herein.

                                    (8) otherwise use its best efforts to comply
                           with all applicable rules and regulations of the SEC and otherwise take all actions as may reasonably be necessary to accomplish the intentions and purposes of this Section 3.5.

         3.6 Additional Covenants. The Company and Holder understand that the possibility exists that in connection with the exercise (including certain partial exercises) of this Warrant, each of the Company and Holder may be required to make certain filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR"). The Company covenants that it shall file with the Federal Trade Commission and the Department of Justice the notification form, together with all necessary materials and information, to attempt to secure the expiration or termination of all applicable waiting period(s) relating to any or all exercises of the Warrant hereunder as required on its part under HSR (each an "HSR Warrant Consent"), in the event the Company is notified by the Holder that the Holder has been advised by its counsel of the necessity of making such filings. This covenant is in addition to any covenants to obtain the HSR Consent under the Purchase Agreement. The Company agrees and covenants that it shall use good faith commercially reasonable efforts to obtain the HSR Warrant Consent to allow the Holder to exercise the Warrant, and shall inform the Holder of all material developments in the Company's efforts to obtain the HSR Warrant Consent, and that simultaneously with the transmittal to third parties or to governmental agencies, it shall provide the Holder with copies of all correspondence, filings or other written documentation related to efforts to obtain the HSR Warrant Consent. If, notwithstanding the Company's satisfaction of its obligations above, the Company fails to obtain the HSR Warrant Consent, then the Company shall issue Warrant Shares in the maximum number of shares permissible without obtaining HSR consent and in lieu of issuing the remaining Warrant Shares in Common Stock (meaning those that cannot be issued without HSR Consent), the Company shall issue an equivalent number of shares of a new class of non-voting common stock of the Company ("Non-Voting Stock") which shall be identical in all respects to the Common Stock, except that shares of Non-Voting Stock shall not have the right to vote on any matters presented to the Company's stockholders, unless otherwise required by law; and by their terms the Non-Voting Stock shall automatically, without notice or any other further action on the part of either the Company or the Holder, be converted into shares of Common Stock if they are transferred by the Holder. Thus, if HSR Warrant Consent shall not have been obtained, the Holder shall continue to have the right to exercise this Warrant, as otherwise allowed in accordance with the terms hereof; provided, that upon such exercise, in lieu of receiving Warrant Shares, the Holder shall receive an equal number of shares of Non-Voting Stock, to the extent of the affected Warrant Shares (i.e., if a portion of the Warrant Shares can then be issued without HSR Warrant Consent, the Non-Voting Stock shall be issued only with respect to the remainder of the Warrant Shares then exercised as evidenced by this Warrant). The Amendment of the Restated Certificate of Incorporation of the Company adopted pursuant to
Section 3.4 of the Purchase Agreement and which is attached thereto as Exhibit B-1 authorized a number of shares of Non-Voting Stock equal to or greater than the number of Warrant Shares.

         The intent of this Section 3.6 is to place the Holder in the position most nearly identical to the position that the Holder would have been in upon such exercise if either the HSR Warrant Consent was not necessary or had been obtained. The Company covenants that, at the cost and expense of the Holder, it will use commercially reasonable efforts and continue to take all reasonable steps to attempt to secure for the Holder the Warrant Shares or equivalents which deliver to the Holder the voting rights and economic benefits bargained for under the Purchase Agreement, which efforts shall include, but not be limited to, appealing any decision of the Federal Trade Commission and/or Justice Department which denies consent to the exercise in question if, in the opinion of counsel to the Holder, there is a reasonable basis for such appeal. In the event the Company is unable to issue the Non-Voting Stock as contemplated herein, the Company covenants that it will use commercially reasonable efforts to secure for the Holder the benefits set forth herein.

                                    ARTICLE 4
                                  MISCELLANEOUS

         4.1 Term. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

         4.2 Legends. This Warrant shall be imprinted with a legend in substantially the following form:

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         4.3 Compliance with Securities Laws on Transfer. This Warrant may not be transferred or assigned by the Company. This Warrant may not be transferred or assigned by the Holder in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require the Holder to provide an opinion of counsel if the transfer is to (a) an Affiliate of the Holder; (b) the respective successors of the Holder in a merger or consolidation; (c) the purchaser of all or substantially all of the assets of Holder; (d) the shareholders of the Holder in the event the Holder is liquidated or dissolved; or (e) any other person or entity with respect to whom such transfer has been approved by the Company. If requested by the Company, and if the transfer is other than a circumstance described above, the Holder shall provide a reasonable opinion of counsel in connection with the transfer of the Warrant Shares pursuant to Rule 144.

         4.4 Transfer Procedure. Subject to the provisions of Section 4.3, the Holder may transfer all or part of this Warrant or the Warrant Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any).

         4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address set forth in the Purchase Agreement or as may have been thereafter furnished to the Company or the Holder, as the case may be, in writing by the Company or such the Holder from time to time.

         4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         4.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.
         4.8 Governing Law; Jurisdiction and Venue. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. The Company acknowledges and agrees that the state and federal courts sitting in the State of Delaware shall have jurisdiction in any matter arising out of this Warrant, and the Company hereby consents to such jurisdiction and agrees that the venue of any such matter shall also be proper in such state and federal courts sitting in the State of Delaware.

         Dated November 17, 1999.



                                         SOURCE MEDIA, INC.


                                         By:/s/Stephen W. Palley
                                            ------------------------------------
                                           Stephen W. Palley
                                           President and Chief Executive Officer

                                   APPENDIX 1

                               NOTICE OF EXERCISE


         1. The undersigned hereby elects to purchase shares of the Common Stock of Source Media, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


         (Name)



         (Address)

         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                   (Signature)

                                              Title

(Date)